UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53644

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2014, the board of directors of Strategic Storage Trust, Inc. (the “Registrant”) approved an amendment to the bylaws of the Registrant (the “Bylaws”) to revise Article II, Section 2 of the Bylaws. Article II, Section 2 required that an annual meeting of the stockholders for the election of directors and the transaction of any business be held in June of each year. Amendment No. 1 removes the requirement that a stockholder meeting be held in June each year as Maryland General Corporation Law no longer requires that a corporation’s bylaws specify a period of 31 days during which an annual meeting will be held. No other changes were made to the Bylaws.

The foregoing description is qualified in its entirety by reference to Amendment No. 1 to the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Amendment No. 1 to the Bylaws of Strategic Storage Trust, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: June 10, 2014	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer